EXHIBIT 10.3


                                                                    Exhibit A to
                                                              Third Amendment to
                                                   Credit and Security Agreement

                                 REVOLVING NOTE
$1,500,000
                                                          Minneapolis, Minnesota
                                                                   June 17, 1998

            For value received, the undersigned, MEDAMICUS, INC., an Minnesota corporation (the "Borrower"), hereby promises to pay ON DEMAND, or if demand is not sooner made, as provided under the Credit Agreement (defined below) to the order of NORWEST CREDIT, INC., a Minnesota corporation (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000) or, if less, the aggregate unpaid principal amount of all Advances made by the Lender to the Borrower under the Credit and Security Agreement dated as of March 5, 1996 by and between the Lender and the Borrower (as the same may be amended, supplemented or restated from time to time, the "Credit Agreement") together with interest on the principal amount hereunder remaining unpaid from time to time (computed on the basis of actual days elapsed in a 360-day year) from the date of the initial Advance until this Note is fully paid at the rate from time to time in effect under the Credit Agreement.

      This Note is issued in replacement of and in substitution for, but not in payment of, that certain Revolving Note of the Borrower dated March 26, 1996, payable to the order of the Lender in the principal amount of $1,200,000.

            This Note is the Revolving Note as defined in the Credit Agreement and is subject to the Credit Agreement.

                                         MEDAMICUS, INC.



                                         By
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                                            Its
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